Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

dated as of March 26, 1999

among

NESS TECHNOLOGIES, INC.

AND

THE PERSONS IDENTIFIED ON SCHEDULE I HERETO

REGISTRATION RIGHTS AGREEMENT, dated as of March 26, 1999, among NESS TECHNOLOGIES, INC., a Delaware corporation (the “Company”) and the Persons identified on Schedule I hereto (the “Stockholders”).  The Company has agreed to provide registration rights with respect to the Registrable Securities (as hereinafter defined) on the terms set forth in this Agreement.

The parties hereto agree as follows:

1.             Definitions.

As used in this Agreement, the following capitalized terms shall have the following meanings:

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Demand Registration” shall have the meaning assigned to such term in Section 3 hereof.

“GLY” shall mean G.L.Y. High-Tech Investments Inc., a Delaware Corporation, and its Permitted Transferees, provided, however, that, if at any time Hagai Lavi or his Permitted Transferees shall cease to own at least 51% of the capital stock of GLY High-Tech Investments, Inc. that entity shall have no rights under this Agreement at any time thereafter.

“Holder” shall mean GLY or a member of the Wolfson Group that holds Registrable Securities.

“Permitted Transferee” of a Stockholder or of Hagai Lavi shall mean a transferee of Registrable Securities or of capital stock of GLY that is a “Permitted Transferee” of such Stockholder or of Hagai Lavi within the meaning of the Securities Sale Agreement among the Stockholders and Hagai Lavi dated as of the date hereof, provided such transferee agrees in writing to be bound by the terms and conditions of this Registration Rights Agreement.

“Person” shall mean an individual, partnership, corporation, business trust, joint state company trust, unincorporated organization,

 joint venture, a government authority or other entity of whatever nature.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

“Registrable Securities” shall mean the Securities, but only so long as they remain Restricted Securities.

“Registration Expenses” shall have the meaning ascribed thereto in Section 7 hereof.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

“Restricted Securities” means the Registrable Securities unless and until, in the case of any such Securities, (i) they have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (ii) they are distributed to the public, or all of the Registrable Securities are eligible to be sold in any one day, pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) they are otherwise freely transferable without restriction under the Securities Act.

“Securities” shall mean any and all shares of Common Stock now held by the Stockholders.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Wolfson Group” shall mean the Stockholders identified as being members of the Wolfson Group on Schedule I hereto and their Permitted Transferees.  Actions permitted to be taken by the Wolfson Group hereunder shall be taken by all the members of the Wolfson Group if approved or consented to by members of the Wolfson Group holding a majority of the interests in Nesstech LLC and/or the Company held by the members of the Wolfson Group.

2.             Securities Subject to this Agreement.  The Securities entitled to the benefits of this Agreement are the Registrable Securities.

3.             Demand Registration.

(a)           Request for Registration. Subject to the provisions of Section 3(b) hereof, at any time after six months following the consummation of an underwritten public offering under the Securities Act by the Company of its Common Stock, each of GLY and the Wolfson Group may make a written request to the Company for registration under and in accordance with the provisions of the Securities Act of all or part (but not less than 20%)  of the Registrable Securities owned by such Holder or Holders (a “Demand Registration”) provided (i) that the value of shares of Common Stock proposed to be registered (based upon the proposed gross offering price thereof net of selling expenses) is at least $5,000,000 and (ii) that at least twelve (12) months shall have elapsed since the last time a Demand Registration has been requested by such Holder under this Section 3(a) if such a request has previously been made by such Holder under this Section 3(a). Within five (5) Business days after receipt of such request, the Company shall give written notice (the “Notice”) of such request to all other Holders and will include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within twenty (20) business days after it gives the Notice to the applicable Holder.  The Company shall be entitled to include in any Registration Statement referred to in this Section 3, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Securities to be sold.  Notwithstanding anything to the contrary contained herein, no request may be made under this Section 3(a) within 120 days after the effective date of a Registration Statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registerable Securities shall have been entitled to join pursuant to Section 4 and in which there shall have been effectively registered all shares of Registerable Securities as to which registration shall have been requested.

(b)           Number of Registrations. Each of GLY and the Wolfson Group is entitled to two (2) Demand Registrations regardless of the Person or Persons making demand.  Each Holder agrees that if the

Company determines that there are material developments which the Company determines require the filing of a post-effective amendment to the Registration Statement, then each Holder agrees to refrain from selling any Registrable Securities until the post-effective amendment is declared effective.  The Company agrees to file and attempt to have declared effective such post-effective amendment as soon as possible.  Notwithstanding the foregoing, (i) if the Board of Directors of the Company determines in its good faith judgment, after consultation with a firm of nationally recognized underwriters, that there will be an adverse effect on a then contemplated public offering of the Company’s equity securities, the Company may defer the filing of the Registration Statement which is required to effect any registration and may withdraw any Registration Statement without thereby incurring any liability to the holders of Registerable Securities and (ii) if the Company shall at any time furnish to a holder of Registrable Securities who requests registration of a certificate signed by the President of the Company or any other officer of the Company stating that the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Board of Directors of the Company, materially and adversely affect the Company, the Company may defer the filing of a Registration Statement for up to 90 days.  The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective (provided that a registration which is withdrawn by or at the request of the Holders, the expenses of which are borne by the Holders, shall not be deemed to be a registration pursuant to this Section 3, and provided further, that a registration which is withdrawn by the Holders, the expenses of which are borne by the Company, shall be deemed to be a completed, effective registration for purposes of this Section 3).

(c)           Priority on Demand Registrations.  If the managing underwriter or underwriters of a Demand Registration (or in the case of a Demand Registration not being underwritten, a majority of the Holders) advise the Company in writing that in its or their opinion the principal amount and/or number of Securities proposed to be sold in such Demand Registration exceeds the principal amount and/or number of Securities which can be sold in such offering without an adverse effect on such offering, the Company will include in such registration only the number of securities which, in the opinion of such underwriter or underwriters (or Holders, as the case may be) can be sold, selected pro rata among the Holders which have requested to be included in such Demand Registration; provided, that if any Holder has requested inclusion in such Demand Registration and no more than 30% of the Registrable Securities which such Holder has requested to be included in such Demand Registration pursuant to this Section 3 are so included, such Holder shall be entitled to an additional Demand Registration hereunder (with all expenses of registration relating to such additional Demand Registration to be borne by the Company) on the same terms and conditions as would have applied to such Holder had such earlier Demand Registration not been made.

(d)           Selection of Underwriters and Counsel. If any Demand Registration is an underwritten offering with respect to any issue of Registrable Securities, the Holders of a majority of such Registrable Securities to be included in such Demand Registration will select the investment banker or bankers and manager or managers to administer the offering and one counsel to the sellers of such Registrable Securities in such offering; provided, that such investment bankers and managers be of nationally recognized standing and reasonably satisfactory to the Company.  The Holders of the Registrable Securities to be registered shall pay all underwriting discounts and commissions of such investment banker or bankers and manager or managers. The Company shall pay the reasonable fees and expenses of one such counsel to the sellers of such Registrable Securities incurred in connection with reviewing and otherwise acting in connection with the registration statement relating to such underwritten public offering.

(e)           Form S-3 Registration.

In case the Company shall receive from either GLY or the Wolfson Group a written request that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part (but not less than 20%)  of the Registrable Securities owned by such Holder or Holders, the Company will:

(A)          promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(B)           as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holder’s Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3(e): (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $5,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period not greater than 90 days after receipt of the request of the Holder or Holders under this Section 3(e); (iv) if the Company has, within the six (6) month period preceding the date of such request, effected a registration for such Holders pursuant to Section 3(a), (v) if the Company has already effected a registration on Form S-3 for such Holders pursuant to this Section 3(e); or (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.  Registrations effected pursuant to this Section 3(e) shall not be counted as demands for registration or registrations effected pursuant to Section 3(a).

4.             Piggyback Registration Rights.

(a)           If the Company, at any time or from time to time subsequent to the closing date of the initial public offering by the Company of its Common Stock, proposes to register any securities under the Securities Act either for its own account or the account of any selling security holders (other than pursuant to Section 3 and other than pursuant to a registration statement on Forms S-4 or S-8 or any successor or similar forms), it will give written notice to each of the Holders of its intention at least twenty (20) days in advance of the filing of any registration statement with respect thereto. Upon the written request of any of the Holders given within fifteen (15) days after receipt of such notice, the Company, subject to Section 4(b) below, will use its best efforts to cause the Registrable Securities requested by the Holders to be registered, to be so registered.  The Company shall have the right, in its sole discretion, to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

(b)           Underwritten Offerings.

(i)    In the case of an underwritten offering by the Company of securities, the Company shall, with respect to Securities that a Holder then desires to sell, enter into an underwriting agreement with the same underwriters engaged by the Company with respect to securities being offered by the Company and use its best efforts to cause such underwriters to include in any such underwriting all of the Securities that a Holder then desires to sell; provided, however,  that such underwriting agreement is in substantially the same form as the underwriting agreement that the Company enters into in connection with the primary offering it is making.

(ii)   If the managing underwriter with respect to such underwritten offering requests in writing that the number of securities to be offered by selling security holders be reduced because in the judgment of the managing underwriter the offering would be materially and adversely affected, then such securities shall be reduced by such amount as the managing underwriter may determine in writing so as to not materially and adversely affect the proposed offering, which reduced number of securities shall be included in the offering selected, first, from the Holders participating in such offering, as nearly as possible pro rata, based on the number of Registrable Securities such Holders have requested to be included therein, and, next, to the extent available, among any other selling security holders.

(c)           The Holders of a majority of the Registrable Securities to be included in such registration will select one counsel to the sellers of such Registrable Securities in such offering.  The Company shall pay the reasonable fees and expenses of one such counsel to the sellers of such Registrable Securities (up to $10,000) incurred in connection with reviewing and otherwise acting in connection with the registration statement relating to such offering.

5.             Information. Upon making a request pursuant to Section 3 or 4, the Holder shall specify the number of shares of Registrable

Securities to be registered on its behalf and the intended method of disposition thereof; provided, however, that if the Holders of a majority of the Registrable Securities included in such requests for registration specify one particular type of underwritten offering, such method of disposition shall be the type of underwritten offering or a series of such underwritten offerings used in connection with the disposition of the Securities pursuant to such Registration Statement as the Holders of a majority of the Registrable Securities may elect during the time period the Registration Statement is effective.

The Company may require the Holders to furnish to the Company such information regarding themselves and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act.  The Holders agree to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

6.             Registration Procedures. If and whenever the Company is required by the provisions of Section 3 to effect a registration under the Securities Act, the Company will, at its expense, as expeditiously as practicable, but in no event later than 30 days after receipt of a request for registration pursuant to the terms of Section 3:

(a)           In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement in the form of an appropriate registration statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement to become and remain continuously effective until the earlier of (i) all of the Registrable Securities covered by such Registration Statement have been sold in accordance with the intended methods of disposition of the seller or sellers set forth in such Registration Statement and (ii) the end of a period from the date that such Registration Statement has been declared effective of one hundred eighty (180) days in the case of a Registration Statement on Form S-3 or sixty (60) days in all other cases, unless the Company in its good faith judgment reasonably believes that the continued effectiveness of such Registration Statement would materially and adversely affect the financial condition of the Company in view of the disclosures of any pending litigation, claim, assessment or governmental investigation which may be required thereby and that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act; provided that, if for any portion of such period the Registration Statement is not effective, then such requirement for maintaining the effectiveness of the Registration Statement shall be extended by the length of such interruption(s), and shall prepare and file with the

Commission such amendments to such Registration Statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete during such period;

(b)           Furnish to each Holder participating in such registration (each of such persons participating in the registration being referred to herein as a “Participant” in such registration) such reasonable number of copies of the Registration Statement and Prospectus and such other documents as such Participant may reasonably request in order to facilitate the public offering of the Registrable Securities;

(c)           Use its best efforts to register or qualify the Securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Participants may reasonably request, provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Securities;

(d)           Notify the Participants in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e)           Notify the Participants in such registration promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(f)            Prepare and file with the Commission, promptly upon the request of any Participant in such registration, the Registration Statement and any amendments or supplements to such Registration Statement or Prospectus which, in the reasonable opinion of counsel for such Participants, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Securities by such Participants or to otherwise comply with the requirements of the Securities Act and such rules and regulations;

(g)           Prepare and promptly file with the Commission and promptly notify the Participants in such registration of the filing of such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such Securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(h)           Advise the Participants in such registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(i)            Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Company’s security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days, if such a period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of a Registration Statement;

(j)            Not file any amendment or supplement to such Registration Statement or Prospectus to which a majority in interest of the Participants in such registration has objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least three business days prior to the filing thereof unless the Company shall have obtained an opinion of counsel that such amendment is required under the Securities Act or the rules or regulations adopted thereunder in connection with the distribution of Securities by the Company or the Participants.

7.             Expenses of Registration. All expenses of the Company incident to the Company’s performance of or compliance with the provisions of Sections 3, 4, 5 and 6 of this Agreement shall be borne by the Company including without limitation:

(a)           All registration and filing fees;

(b)           Fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process in any such state);

(c)           Printing, messenger, telephone and delivery expenses; and

(d)           Fees and disbursements of counsel for the Company and its independent auditors.

Nothing in this Section 7 shall be deemed to require the Company to pay or bear any expenses of any Participant’s attorneys or accountants or any other personal expenses or any underwriting discounts, selling commissions or similar fees of the Participants if such registration results in an underwritten public offering of all or any portion of the Registrable Securities, except as otherwise set forth herein.

8.             Indemnification and Contribution.

(a)           Indemnification by the Company. Whenever, pursuant to Section 3 or 4, a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company will (except as to matters covered by Section 8(b) hereof) indemnify and hold harmless each Participant in the registration, each of their officers, directors and employees, each underwriter of such Registrable Securities, and each Person, if any, who controls any such Person (collectively, the “Participant Indemnitees” and, individually, a “Participant Indemnitee”), against any losses, claims, damages or liabilities, joint or several, to which such Participant Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Participant Indemnitee for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b)           Indemnification by Participants.  Each Participant in such registration will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each other person, if any, who controls the Company, within the meaning of the Securities Act, each underwriter participating in such registration and each Person who controls any such underwriter, within the meaning of the Securities Act (collectively, the “Company Indemnitees” and, individually, a “Company Indemnitee”) and each other Participant Indemnitee against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees or the other Participant Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if, and to the extent that, such statement or omission was in reliance upon and in conformity with written information furnished to the Company by such Participant specifically for use in the preparation thereof.

(c)           Indemnification Procedures. Promptly after receipt by a Participant Indemnitee or a Company Indemnitee (collectively, “Indemnitees” and, individually, an “Indemnitee”) under Section 8(a) or 8(b) hereof of notice of the commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any Indemnitee otherwise than under such clauses. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnitees. For purposes of this Section 8 the terms “control,” and “controlling person” have the meanings which they have under the Securities Act.

(d)           Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9.             “Stand-Off” Agreement.  Each Holder, if requested by the Company and the managing underwriter of an offering by the Company of Registrable Securities pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Securities held by such Holder for at least 180 days following the effective date of such Registration Statement; provided, that:

(a)           such agreement shall only apply to the Company’s first Registration Statement covering Common Stock to be sold to the public in an underwritten offering, any other Registration Statement covering Common Stock to be sold to the public in an underwritten offering that becomes effective in the two year period after the effectiveness of such first Registration Statement and any subsequent underwritten registration in which the Holder is given the opportunity to participate; and

(b)           all Holders holding not less than the number of shares of Registrable Securities held by such Holder and all officers and directors of the Company enter into similar agreements.

10.           Amendment and Modification. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company, GLY and the Wolfson Group.

11.           Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

12.           Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

13.           Notices. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses or at such other address for the party as shall be specified by like notice:

(a)           If to the Company or any member of the Wolfson Group, to such party at:

One State Street Plaza

29th Floor

New York, New York 10004

Attn: Morris Wolfson

with a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP

505 Park Avenue

New York, New York 10022

Attn:  Steven Wolosky, Esq.

(b)	If to GLY:

with a copy to:

14.           Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

15.           Entire Agreement. This Agreement, including any exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16.           Attorneys’ Fees.  If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

17.           Successors and Assigns.  This Agreement shall be binding upon the parties hereto and their successors and assigns.

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[REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

NESS TECHNOLOGIES, INC.

By:	/s/ Morris Wolfson
	Name:	Morris Wolfson
	Title:	President

G.L.Y. High-Tech Investments Inc.

By:	/s/ Hagai Lavi
	Name:	Hagai Lavi
Title:

Morris Wolfson Family Limited Partnership

By:	/s/ Arielle Wolfson
	Name:	Arielle Wolfson
	Title:	General Partner

/s/ Aaron Wolfson
AARON WOLFSON

/s/ Abraham Wolfson
ABRAHAM WOLFSON

SCHEDULE I

Stockholders

GLY:

G.L.Y. High-Tech Investments Inc.

The Wolfson Group:

Morris Wolfson Family Limited Partnership

Aaron Wolfson

Abraham Wolfson